SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

===========================================================================

                                FORM 8-K/A



                              AMENDMENT NO. 1
                                    TO
                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934




   Date of Report (Date of Earliest Event Reported):  February 14, 1996




                       KYSOR INDUSTRIAL CORPORATION
          (Exact Name of Registrant as Specified in its Charter)



              MICHIGAN               1-8973              38-1909000
    (State or Other Jurisdiction   (Commission         (IRS Employer
          of Incorporation)        File Number)    Identification Number)


           ONE MADISON AVENUE
           CADILLAC, MICHIGAN                              49601
(Address of Principal Executive Offices)                (Zip Code)


     Registrant's Telephone Number, Including Area Code:  616-779-2200

===========================================================================










          This amendment is filed pursuant to the provisions of paragraphs
(a) (4) and (b) (2) of Item 7 of Form 8-K.

          The undersigned registrant hereby amends Item 7, Financial Statements, PRO FORMA Financial Information and Exhibits, of its Current Report on Form 8-K dated February 29, 1996 (the "Form 8-K"), as set forth in the following pages.

          Pursuant to paragraphs (a) (4) and (b) (2) of Item 7 of Form 8-K,
Item 7 of the Form 8-K is hereby amended to file the financial statements and PRO FORMA financial information required to be filed in connection with the acquisition reported in Item 2 of the Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. The following audited PRO FORMA consolidated financial statements of Austral Refrigeration Pty Limited are filed as part of this report:

          (1)  Introduction;

          (2)  Pro Forma Consolidated Balance Sheets as of June 30,
     1995 and 1994;

          (3) Pro Forma Consolidated Statements of Income for the years ended June 30, 1995, 1994 and 1993;

          (4)  Pro Forma Consolidated Statements of Shareholders'
     Equity for the years ended June 30, 1995, 1994 and 1993;

          (5) Pro Forma Consolidated Statements of Cash Flows for the years ended June 30, 1995, 1994 and 1993;

          (6)  Notes to Pro Forma Consolidated Financial Statements;
     and

          (7)  Report of Independent Accountants.

          The following unaudited PRO FORMA interim consolidated financial statements of Austral Refrigeration Pty Limited are filed as part of this report:

          (1) Pro Forma Consolidated Condensed Balance Sheet as of December 31, 1995;

          (2) Pro Forma Consolidated Condensed Statement of Income for the six months ended December 31, 1995; and

          (3)  Pro Forma Consolidated Condensed Statement of Cash
     Flows for the six months ended December 31, 1995.

     (b) PRO FORMA FINANCIAL INFORMATION. The following unaudited PRO FORMA consolidated financial statements of Kysor Industrial Corporation reflecting the acquisition of Austral Refrigeration Pty Limited are filed as part of this report:

          (1)  Pro Forma Consolidated Balance Sheet as of December 31,
     1995;

          (2) Pro Forma Consolidated Statement of Income for the year ended December 31, 1995; and

          (3)  Notes to Pro Forma Consolidated Financial Statements.

     (c) EXHIBITS. The following exhibits are filed as part of this report:

          EXHIBIT NO.              DOCUMENT

             2.1 Share Purchase Agreement between Lobike Pty Ltd; Locana Pty Ltd; Lofiva Pty Ltd; Logela Pty Ltd; David James McIntosh; John Ralph Rogan; Kenneth John Moon; Leslie Owen Miller; and Kysor Industrial Corporation, dated December 16, 1995.

             2.2 Shareholders Agreement between Lobike Pty Ltd; Locana Pty Ltd; Lofiva Pty Ltd; Logela Pty Ltd; Refrigeration Investment
                         (MBO) Limited; Kysor Industrial
                         Corporation; Hill Young & Associates
                         Limited; T & M Lawrence Nominees Pty Ltd;
                         David James McIntosh; John Ralph Rogan;
                         Kenneth John Moon; Leslie Owen Miller;
                         Terry John Lawrence; and Austral
                         Refrigeration Pty Ltd, dated February 14,
                         1996.
















                                SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              KYSOR INDUSTRIAL CORPORATION
                              (Registrant)

Date:  April 29, 1996         By: /s/ Terry M. Murphy
                                  Terry M. Murphy
                                   Vice President, Chief Financial
                                   Officer (principal financial
                                   officer and duly authorized
                                   signatory for registrant)





Date:  April 29, 1996         By: /s/ Robert L. Joseph
                                  Robert L. Joseph
                                   Comptroller (principal accounting
                                   officer)




























INTRODUCTION:

          On February 14, 1996, Kysor Industrial Corporation ("Kysor") completed the purchase of 24.255% of the outstanding common stock of Austral Refrigeration Pty Limited (Austral"), headquartered in Sydney, Australia. Austral Refrigeration Pty Limited manufactures, provides installation of, and services refrigerated display equipment for the supermarket industry in Australia and other Asian markets.

          Kysor paid a total of $18,823,483 for its equity interest in Austral. The transaction was financed through Kysor's revolving credit facility at .5% over LIBOR, or 5.6%.

          In December of 1995, a group of related companies were reorganized to form what is now Austral Refrigeration Pty Limited. The audited financial statements included in the following pages were prepared on a pro forma basis which assumes that the reorganization had already occurred prior to the periods covered by the financial statements.


































                     AUSTRAL REFRIGERATION PTY LIMITED

                   PRO-FORMA CONSOLIDATED BALANCE SHEETS
                                                      JUNE 30           JUNE 30
                                                       1995              1994
                                                      $ AUST            $ AUST
ASSETS

CURRENT ASSETS:

 Cash at bank and on hand                            11,824,922         7,436,757
 Accounts receivable, less allowance of
   $257,077 in 1995 and $144,760 in 1994             23,550,361        10,925,435
 Inventories
   Finished products                                  1,164,136           617,277
   Work-in-progress                                   6,774,847         3,232,376
   Raw materials and supplies                         4,750,293         3,693,107

                                                     12,689,276         7,542,760

 Unsecured loans                                      2,581,397         3,330,924
 Sundry debtors and prepayments                         619,279           238,881

TOTAL CURRENT ASSETS                                 51,265,235        29,474,757


PROPERTY, PLANT AND EQUIPMENT
 Land and buildings                                     772,912         1,120,551
 Machinery, equipment, vehicles and furniture
 - owned                                              5,180,779         3,966,922
 - leased                                             3,028,009         2,660,875
                                                      8,981,700         7,748,348
 Accumulated depreciation and amortization            2,761,170         2,337,480

 TOTAL PROPERTY, PLANT AND EQUIPMENT                  6,220,530         5,410,868

OTHER ASSETS
 Deferred income tax                                  1,405,725           752,420
 Investments                                            113,905           107,746
 Receivables                                             32,872            50,159
 Other                                                   13,950            14,679

TOTAL OTHER ASSETS                                    1,566,452           925,004

TOTAL ASSETS                                         59,052,217        35,810,629

The accompanying notes are an integral part of the consolidated financial statements.

                     AUSTRAL REFRIGERATION PTY LIMITED

                   PRO-FORMA CONSOLIDATED BALANCE SHEETS
                                (CONTINUED)
                                                      JUNE 30           JUNE 30
                                                       1995              1994
                                                      $ AUST            $ AUST
LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:

 Bank overdraft                                          72,492           159,123
 Accounts payable                                     9,855,938         7,351,785
 Other amounts payable and accruals                   5,802,027         1,512,970
 Unearned income                                        787,847           498,065
 Current portion of hire purchase and
   capital lease obligations                            971,636         1,148,720
 Bank loan                                              775,000         1,275,000
 Shareholder loans                                      263,020           201,680
 Employee compensation                                2,013,408         1,491,199
 Income taxes                                         7,524,717         3,484,121

TOTAL CURRENT LIABILITIES                            28,066,085        17,122,663

NON-CURRENT LIABILITIES

 Hire purchase obligation, less current
   portion                                              167,802           143,453
 Capital lease obligation, less current
   portion                                            1,460,256           735,786
 Deferred income taxes                                  393,437           194,314

TOTAL NON-CURRENT LIABILITIES                         2,021,495         1,073,553

TOTAL LIABILITIES                                    30,087,580        18,196,216


MINORITY INTERESTS                                    1,451,758         1,264,210

SHAREHOLDERS' EQUITY

 Shares of $A1.00 par value
 Authorized 240,000 shares
 Issued 230,004 shares                                  230,004           230,004
 Capital in excess of par value                       2,070,000         2,070,000
 Retained earnings                                   25,212,875        14,050,199



TOTAL SHAREHOLDERS' EQUITY                           27,512,879        16,350,203

                                                     59,052,217        35,810,629

The accompanying notes are an integral part of the consolidated financial statements.














































                     AUSTRAL REFRIGERATION PTY LIMITED

                PRO-FORMA CONSOLIDATED STATEMENTS OF INCOME

                                         JUNE 30         JUNE 30         JUNE 30
                                          1995            1994            1993
                                         $ AUST          $ AUST          $ AUST
Net sales                              108,757,610      80,654,545      63,271,401
Other income                             1,057,458         387,528         396,703
                                       109,815,068      81,042,073      63,668,104

Costs and expenses
 Direct cost of sales                   76,622,318      57,164,922      41,933,780
 Selling and administrative
   expenses                             11,457,165      13,188,738      16,230,405
                                        88,079,043      70,353,660      58,164,185

Operating profit                        21,735,585      10,688,413       5,503,919
Interest received                          776,371         300,304         329,790
Interest paid                             (302,936)       (474,961)       (480,012)

Income before income taxes and
 minority interest                      22,209,020      10,513,756       5,353,697
Income taxes                             7,265,546       3,337,944       2,093,759

Income before minority interest         14,943,474       7,175,812       3,259,938

Minority interest                        1,083,798         764,070         599,050

NET INCOME                              13,859,676       6,411,742       2,660,888

The accompanying notes are an integral part of the consolidated financial statements.















                     AUSTRAL REFRIGERATION PTY LIMITED

         PRO-FORMA CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY

                                                    ADDITIONAL
                                      COMMON         PAID-IN          RETAINED
                                      STOCK          CAPITAL          EARNINGS           TOTAL
                                      $ AUST         $ AUST            $ AUST            $ AUST

BALANCE AT JUNE 30, 1992                   4                -         5,138,569         5,138,573

 Net income for 1993                                                  2,660,888         2,660,888
 Issue of 230,000 shares with
 par value of $1.00 each for
 $10.00 each                         230,000        2,070,000                           2,300,000

BALANCE AT JUNE 30, 1993             230,004        2,070,000         7,779,457        10,099,461

 Net income for 1994                                                  6,411,742         6,411,742
 Dividend paid                                                         (161,000)         (161,000)

BALANCE AT JUNE 30, 1994             230,004        2,070,000        14,050,199        16,350,203

 Net income for 1995                                                 13,859,676        13,859,676
 Dividend paid                                                       (2,697,000)       (2,697,000)

BALANCE AT JUNE 30, 1995             230,004        2,070,000        25,212,875        27,512,879

The accompanying notes are an integral part of the consolidated financial statements.


















                     AUSTRAL REFRIGERATION PTY LIMITED

              PRO-FORMA CONSOLIDATED STATEMENTS OF CASH FLOWS
                                             JUNE 30          JUNE 30           JUNE 30
                                              1995             1994              1993
                                             $ AUST           $ AUST            $ AUST
CASH FLOWS FROM OPERATING ACTIVITIES

NET INCOME                                 13,859,676        6,411,742         2,660,888

 Adjustments to reconcile net income
 to net cash provided by operating
 activities
   Depreciation and amortization            1,676,846        1,102,495           771,578
 Loss (gain) on sale of property,
   plant and equipment                       (177,160)         (80,403)          (94,076)
 Employee compensation                        522,209          306,420           176,517
 Receivable allowances                        112,317         (167,240)          262,000
 Minority interest                          1,083,798          764,070           599,050
 Deferred income taxes                       (454,182)        (163,388)         (185,092)

Changes in operating assets
 Accounts receivable                      (12,737,243)       1,744,296        (8,979,081)
 Inventories                               (5,146,516)      (1,174,621)       (2,783,298)
 Other assets                                (380,398)           3,418          (143,577)
 Accounts payable                           2,504,153       (1,842,049)        5,745,503
 Other creditors and accruals               4,289,057         (620,741)          999,632
 Unearned income                              289,782          159,829           196,217
 Income tax payable                         4,040,596        1,209,746           555,496

NET CASH FROM (USED IN) OPERATIONS          9,482,935        7,653,574          (218,243)


CASH FLOWS FROM INVESTING ACTIVITIES

 Purchase of property, plant and
   equipment                               (3,094,650)      (2,675,173)       (2,192,855)
 Proceeds on sale of property, plant
   and equipment                              785,302          280,304           377,630
 Advances made                                      -       (1,188,501)         (436,178)
 Net repayment of advances                    828,154                -                 -
 Other                                         (5,430)        (103,077)            5,899

NET CASH FROM (USED IN) INVESTING
 ACTIVITIES                                (1,486,624)      (3,686,447)       (2,245,504)

The accompanying notes are an integral part of the consolidated financial statements.

                     AUSTRAL REFRIGERATION PTY LIMITED

              PRO-FORMA CONSOLIDATED STATEMENTS OF CASH FLOWS
                                (CONTINUED)
                                             JUNE 30          JUNE 30           JUNE 30
                                              1995             1994              1993
                                             $ AUST           $ AUST            $ AUST

CASH FLOWS FROM FINANCING ACTIVITIES

 Proceeds from share issue                          -               10         2,300,060
 Dividends paid
   - Austral shareholders                  (2,697,000)        (161,000)                -
   - minority shareholders in
     controlled entities                     (896,250)        (190,000)         (291,550)
 New capital leases                         1,844,655        1,078,672         1,008,457
 Principal capital lease repayments        (1,275,606)        (772,708)         (686,364)
 New hire purchase contracts                  116,227          203,811                 -
 Principal hire purchase repayments          (113,541)         (26,449)          (13,245)
 Repayment of debt                           (500,000)        (225,000)                -


NET CASH FROM (USED IN) FINANCING
 ACTIVITIES                                (3,521,515)         (92,664)        2,317,358

NET INCREASE (DECREASE) IN CASH             4,474,796        3,874,463          (146,389)

Cash at the beginning of the year           7,277,634        3,403,171         3,549,560

CASH AT THE END OF THE YEAR                11,752,430        7,277,634         3,403,171


Cash at the end of the year comprises

 Cash at bank and on hand                  11,824,922        7,436,757         3,722,018
 Bank overdraft                               (72,492)        (159,123)         (318,847)

                                           11,752,430        7,277,634         3,403,171

The accompanying notes are an integral part of the consolidated financial statements.







                     AUSTRAL REFRIGERATION PTY LIMITED

           NOTES TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS


1.   SIGNIFICANT ACCOUNTING POLICIES

     (a)  Basis of consolidation

          The accompanying pro-forma Consolidated Financial Statements of the economic entity at June 30, 1995 include the accounts of Austral Refrigeration Pty Limited, consolidated with the accounts of all the companies that were or became controlled entities on July 1, 1995, as if those companies had been controlled entities for the whole of the periods covered by these financial statements. All intercompany accounts and transactions have been eliminated.

     (b)  Inventories

          Inventories are included at the lower of cost and net realizable value. Cost comprises direct materials, direct labor, and an appropriate proportion of both variable and fixed manufacturing overheads, the latter being allocated on the basis of normal operating capacity. Costs are assigned to individual items of stock mainly on the "first-in-first-out" basis.

     (c)  Property, plant and equipment

          Property, plant and equipment are stated at cost and depreciated over their estimated useful lives using the straight line method. Straight line and accelerated methods of depreciation are used for tax purposes. Maintenance and repairs are charged to expense. Profits and losses on disposal of property, plant and equipment are taken into account in determining the results for the year.

     (d)  Employee compensation

          (i)  Wages, salaries and annual leave

               The provision for employee entitlements to wages, salaries and annual leave represents the amount which the economic entity has a present obligation to pay resulting from employees' services provided up to the balance date. The provision has been calculated at nominal amounts based on current wage and salary rates and includes related on-costs.





                     AUSTRAL REFRIGERATION PTY LIMITED

           NOTES TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS


1.   SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

          (ii) Long service leave

               A liability for long service leave is recognized, and is measured as the present value of expected future payments to be made in respect of services provided by employees up to balance date. The provision is based on entitlements and remuneration rates current as at balance date for all employees with five or more years of service. Related on-costs have also been included in the liability.

     (e)  Income taxes

          Income taxes are accounted for in accordance with Statement of Financial Accounting Standards No. 109 ("FAS 109"), "Accounting for Income Taxes". FAS 109 is based on an asset and liability approach which requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities. These differences principally relate to items such as depreciation and accruals of certain liabilities which are not deductible for tax purposes until paid.

2.   CAPITAL LEASE OBLIGATIONS

     Future minimum payments for capitalized leases were as follows:

                                                       JUNE 30        JUNE 30
                                                        1995           1994
                                                       $ AUST         $ AUST
     1996                                             1,110,291      1,168,384
     1997                                               838,667        636,448
     1998                                               844,684        186,129

     Total minimum lease payments                     2,793,642      1,990,961
     Less amount representing interest                  444,774        211,142

     Present value of net minimum lease payments      2,348,868      1,779,819

     Less current maturities                            888,612      1,044,033

                                                      1,460,256        735,786

                     AUSTRAL REFRIGERATION PTY LIMITED

           NOTES TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                                        JUNE 30     JUNE 30
                                                         1995        1994
                                                        $ AUST      $ AUST
3.   HIRE PURCHASE OBLIGATIONS

     Future commitments under hire purchase
     contracts were as follows:

     1996                                               102,932      121,465
     1997                                                98,332       65,010
     1998                                                71,104       60,410
     1999                                                14,208       33,976

     Total repayments                                   286,576      280,861
     Less terms charges included                         35,750       32,721

     Net amount payable                                 250,826      248,140
     Less current maturities                             83,024      104,687

                                                        167,802      143,453

                                                JUNE 30      JUNE 30        JUNE 30
                                                 1995         1994           1993
                                                $ AUST       $ AUST         $ AUST
4.   UNUSUAL ITEMS

     The following items have been
     included in selling and
     administrative expenses disclosed
     in the pro-forma consolidated
     statements of income and represent
     contributions in excess of the
     usual annual level of such
     contributions in respect of:

     Directors' superannuation                  608,000      1,721,000      1,310,000
     Employee share plan                              -      1,874,000      3,943,000



                     AUSTRAL REFRIGERATION PTY LIMITED

           NOTES TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                                    JUNE 30          JUNE 30          JUNE 30
                                                     1995             1994             1993
                                                    $ AUST           $ AUST           $ AUST
5.   INCOME TAXES

     Income taxes differ from the
     amount of income tax determined
     by applying the applicable
     Australian corporate income tax
     rate (33%, 1993 39%) to the pre
     tax income as a result of the
     following differences:

     Tax expense at 33% (1993 39%)                  7,328,976        3,469,539        2,087,975

     Income tax applicable to permanent
     differences between accounting
     and taxable income                                (8,822)         (33,886)         (12,730)

     Under (over) provision in prior years              9,760          (97,709)          60,249

     Effect on deferred taxes resulting
     from change in future tax rates                  (64,368)               -          (41,735)

                                                    7,265,546        3,337,944        2,093,759

     Deferred income tax assets (liabilities) are comprised of the following:

     Employee benefit obligations                     724,990          492,097
     Inventory reserve                                142,414           39,857
     Receivable allowance                              92,547           47,771
     Royalties                                        178,659           69,796
     Warranty reserves                                206,148           34,928
     Other                                             60,967           67,971

     Total deferred income tax assets               1,405,725          752,420







                     AUSTRAL REFRIGERATION PTY LIMITED

           NOTES TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS


                                                    JUNE 30          JUNE 30          JUNE 30
                                                     1995             1994             1993
                                                    $ AUST           $ AUST           $ AUST
5.   INCOME TAXES (CONT'D)

     Prepayments                                     (140,560)         (16,401)
     Depreciation and amortization                    (13,093)         (12,003)
     Inventory adjustments                           (239,784)        (165,910)

     Total deferred income tax
      liabilities                                    (393,437)        (194,314)

6.   EMPLOYEE RETIREMENT PLANS

     The economic entity contributes to a number of defined contribution (accumulation) plans. Under Australian legislation all companies in the economic entity are required to contribute to these plans a minimum of 6% (1994 5% 1993 5%) of their respective employees' salaries.

7.   SEGMENT INFORMATION

     The economic entity operates predominantly in a single industry being that of industrial refrigeration contracting, installation and servicing of refrigeration cabinets and the manufacture of doors and cabinets for commercial refrigeration units.

     Of the net sales disclosed in the pro-forma consolidated statements of income the following customers each accounted for 10% or more in the relevant years:

                                      JUNE 30           JUNE 30          JUNE 30
                                       1995              1994             1993
                                      $ AUST            $ AUST           $ AUST
     Customer 1                      45,576,000       29,922,000       25,268,000

     Customer 2                      42,306,000       30,222,000       23,602,000



                     AUSTRAL REFRIGERATION PTY LIMITED

           NOTES TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                                    JUNE 30          JUNE 30          JUNE 30
                                                     1995             1994             1993
                                                    $ AUST           $ AUST           $ AUST
8.   RELATED PARTY INFORMATION

     The economic entity contributes
     to a number of superannuation
     funds on behalf of employees
     and directors.  Management of
     the economic entity take part
     in the trusteeship of the
     funds.  Contributions by the
     economic entity to the funds
     amounted to:                                   1,142,943        2,333,228        1,637,391

     Licence fees are payable to Kysor
     Industrial Corporation, a
     company incorporated in the
     United States of America.  The
     licence fee was determined on
     an arm's length basis.  Since
     the period covered by these
     financial statements, the licensor
     has become a substantial shareholder
     in Austral Refrigeration Pty
     Limited.                                       1,159,318          671,208          428,389

     Amount owing in respect of the
     above licence fees payable on
     normal trade terms and
     conditions.                                      436,162          186,661













                     AUSTRAL REFRIGERATION PTY LIMITED

           NOTES TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                                    JUNE 30          JUNE 30          JUNE 30
                                                     1995             1994             1993
                                                    $ AUST           $ AUST           $ AUST
8.   RELATED PARTY INFORMATION (CONT'D)

     Unsecured loans shown in the
     pro-forma consolidated balance
     sheets include:

     (i)   loans to a trust, the
           unitholders of which are
           shareholders of Austral
           Refrigeration Pty Limited.
           The loans were interest free
           and repayable at call and
           have been repaid subsequent
           to June 30, 1995.                        2,180,524        2,163,929

     (ii)  loans to shareholders which
           were interest free and
           repayable at call.                               -          406,543


     (iii) amounts owing to shareholders
           by way of loans are interest
           free and repayable at call                 263,020          201,680


















                     AUSTRAL REFRIGERATION PTY LIMITED

                     REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF AUSTRAL REFRIGERATION PTY
LIMITED

In our opinion, the accompanying pro-forma consolidated balance sheets and the related pro-forma statements of income, of cash flows and of shareholders' equity present fairly, in all material respects, the financial position of Austral Refrigeration Pty Limited and its controlled entities, as defined in Note 1(a), expressed in Australian dollars at June 30, 1994 and 1995, and the results of their operations and their cash flows for each of the three years in the period ended June 30, 1995, in conformity with accounting principles that, as described in Note 1, are generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards in Australia, which are the same in all material respects as auditing standards generally accepted in the United States of America, and which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.





/s/ Mann Judd

MANN JUDD
SYDNEY, AUSTRALIA
MARCH 22, 1996












                     AUSTRAL REFRIGERATION PTY LIMITED
              PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                          AS OF DECEMBER 31, 1995
                                (Unaudited)
               (Amounts in Thousands of Australian Dollars)
ASSETS
Current Assets:
Cash                                                              22,194
Accounts receivable                                               14,926
Inventories                                                       12,045
Other                                                                396
 Total Current Assets                                             49,561

Non-Current Assets:
Investments                                                          281
Property, plant & equipment, net                                   5,851
Intangible assets                                                  2,172
Other                                                              1,395
 Total Non-Current Assets                                          9,699

TOTAL ASSETS                                                      59,260

Current Liabilities:
Creditors & borrowings                                             8,528
Provisions                                                        12,653
 Total Current Liabilities                                        21,181

Non-Current Liabilities
Creditors & borrowings                                             1,532
Provisions                                                           434
 Total Non-Current Liabilities                                     1,966

Total Liabilities                                                 23,147

Shareholders' Equity:
Share capital                                                          2
Reserves                                                           3,375
Retained earnings                                                 31,207
Minority interests                                                 1,529
 Total Shareholders' Equity                                       36,113

TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                          59,260






                     AUSTRAL REFRIGERATION PTY LIMITED
           PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME
                FOR THE SIX MONTHS ENDED DECEMBER 31, 1995
                                (Unaudited)
               (Amounts in Thousands of Australian Dollars)
Net sales                                                         68,079
Other income                                                         239
                                                                  68,318

Costs and Expenses:
Direct cost of sales                                              49,425
Selling and administrative expenses                                6,567
                                                                  55,992

Operating profit                                                  12,326

Interest received                                                    657
Interest paid                                                        (25)
 Income before income taxes and minority interests                12,958

Provision for income taxes                                         4,905
 Income before minority interests                                  8,053
Minority interests                                                   477
 Net income                                                        7,576
























                     AUSTRAL REFRIGERATION PTY LIMITED
           PRO FORMA CONSOLIDATED CONDENSED STATEMENT CASH FLOWS
                FOR THE SIX MONTHS ENDED DECEMBER 31, 1995
                                (Unaudited)
               (Amounts in Thousands of Australian Dollars)
CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:

Net income                                                         7,576

Adjustments to reconcile net income
 to cash provided by operating activities:
 Depreciation and amortization                                       795
 Employee compensation                                               187
 Provision for diminution                                            100
 Provision for doubtful debts                                         25
 Minority interest                                                   477
 Deferred income taxes                                               (13)
 Changes in operating assets:
 Accounts receivable                                               9,188
 Inventories                                                         644
 Other assets                                                        147
 Accounts payable                                                 (5,447)
 Other creditors and accruals                                     (3,052)
 Unearned income                                                    (385)
 Income tax payable                                                2,314
   Net Cash Provided by Operating Activities                      12,556

CASH FLOWS PROVIDED (USED) BY INVESTING ACTIVITIES:

Purchase of fixed assets                                            (750)
Proceeds on sale of fixed assets                                     325
Acquisition of investments                                          (267)
Acquisition of subsidiaries                                         (614)
Net repayment of advances                                          2,237
   Net Cash Provided by Investing Activities                         931














CASH FLOWS PROVIDED (USED) BY INVESTING ACTIVITIES:

 Redemption of shares                                             (2,300)
 Dividends paid to minority shareholders                            (400)
 Principal capital lease repayments                                 (319)
 New hire purchase contracts                                          97
 Principal hire purchase repayments                                  (45)
 Repayment of debt                                                  (150)
   Net Cash Used by Investment Activities                         (3,117)

Net Increase in Cash                                              10,370
Cash at Beginning of Year                                         11,824
Cash at End of Year                                               22,194






































                       KYSOR INDUSTRIAL CORPORATION
                   Pro Forma Consolidated Balance Sheet
                             December 31, 1995
                                (Unaudited)
                              (In thousands)

                                                    KYSOR INDUSTRIAL     PRO FORMA               PRO FORMA
                                                      CORPORATION       ADJUSTMENTS               RESULTS
ASSETS

Cash and equivalents                                    $ 16,942                                 $ 16,942
Accounts receivable                                       45,733                                   45,733
Finished goods inventory                                   5,391                                    5,391
Work-in-process inventory                                  9,404                                    9,404
Raw material inventory                                    19,621                                   19,621
Prepaid expenses                                           2,485                                    2,485
Deferred income tax charges                                8,860                                    8,860
 Total Current Assets                                    108,436                0                 108,436

Investment in Austral Refrigeration, Pty Limited                           18,823  A               18,823

Property, plant and equipment                            111,079                                  111,079
Less accumulated depreciated                             (62,518)                                 (62,518)
                                                          48,561                0                  48,561

Goodwill, patents and other intangibles                    5,327                                    5,327
Cash value of officers' life insurance                    11,644                                   11,644
Deferred income taxes                                      6,576                                    6,576
Miscellaneous receivables and other assets                 6,429                                    6,429

TOTAL ASSETS                                            $186,973          $18,823                $205,796

LIABILITIES AND SHAREHOLDERS EQUITY

Current maturities of long-term debt                    $  4,931                                 $  4,931
Accounts payable                                          21,150                                   21,150
Accrued expenses and contingent liabilities               29,715                                   29,715
 Total Current Liabilities                                55,796                0                  55,796

Long-Term debt, less current maturities,
 plus guarantee of ESOP indebtedness                      26,028           18,823  A               44,851
Accumulated postretirement benefit obligation             13,729                                   13,729
Other long-term liabilities                               11,185                                   11,185
 Total Liabilities and Deferred Credits                  106,738           18,823                 125,561





PREFERRED SHAREHOLDERS' EQUITY
Employee Stock Ownership Plan Preferred Stock             19,440                                   19,440
Unearned deferred compensation under
 Employee Stock Ownership Plan                           (14,447)                                 (14,447)
Total Preferred Shareholders' Equity                       4,993                0                   4,993

COMMON SHAREHOLDERS' EQUITY
Common Stock                                               5,639                                    5,639
Additional paid-in capital                                 3,645                                    3,645
Retained earnings                                         66,531                                   66,531
Translation adjustment                                       483                                      483
Notes receivable - Common Stock                           (1,056)                                  (1,056)
 Total Commons Shareholders' Equity                       75,242                0                  75,242

TOTAL LIABILITIES AND
 SHAREHOLDERS' EQUITY                                   $186,973          $18,823                $205,796



































                       KYSOR INDUSTRIAL CORPORATION
                Pro Forma Consolidated Statement of Income
                       Year Ended December 31, 1995
                                (Unaudited)
                   (In thousands, except per share data)

                                                    KYSOR INDUSTRIAL     PRO FORMA               PRO FORMA
                                                      CORPORATION       ADJUSTMENTS               RESULTS
Net sales                                              $361,540                                   $361,540
Equity in earnings of Austral
 Refrigeration Pty Limited                                                 2,454  B                  2,454
Interest and other revenues                               2,762                                      2,762
 Total sales and revenues                               364,302            2,454                   366,756

Costs and Expenses
 Cost of sales                                          275,663                                    275,663
 Selling and administrative expenses                     55,991                                     55,991
 Interest expense                                         1,594            1,054  C                  2,648
 Loss on disposition of foreign operation                 9,335                                      9,335
 Other expenses                                           2,175                                      2,175

Total Costs and Expenses                                344,758            1,054                   345,812

Income before income taxes                               19,544            1,400                    20,944
Income taxes                                              2,115             (422) D                  1,693

Net Income                                               17,429            1,822                    19,251

Dividends on preferred stock, net                           987                                        987

Earnings Applicable to Common Stock                    $ 16,442           $1,822                  $ 18,264

Earnings Per Common Share:

 Primary                                               $   2.78                                   $   3.09

 Fully Diluted                                         $   2.42                                   $   2.69

Weighted Average Common Shares
  and Equivalents                                         5,914                                      5,914








KYSOR INDUSTRIAL CORPORATION

Notes to Unaudited Pro Forma Consolidated Financial Statements

I.   Basis of Presentation

     The pro forma financial statements give effect to Kysor's purchase of 24.255% of the outstanding common stock of Austral Refrigeration Pty Limited. The financial statements have been compiled as if Kysor Industrial Corporation made the investment on the date of the balance sheet or as of the beginning of the period for purposes of the statement of income.

     The acquisition has been accounted for in the unaudited pro forma consolidated financial statements using the equity method of accounting. Pro forma adjustments are required to adjust historical financial statements of Kysor Industrial Corporation and Austral Refrigeration Pty. Limited to reflect the addition of debt used to finance the acquisition, additional interest expense associated with the debt, and to reflect the amortization of intangible assets resulting from application of the equity method of accounting.

II.  Pro Forma Adjustments

     A. Reflects Kysor's 24.255% investment in Austral Refrigeration Pty Limited and the related debt incurred to facilitate the transaction. The transaction was financed through Kysor's revolving credit facility with interest at .5% over LIBOR, or 5.6% at the date of the transaction.

     B. To record Kysor's proportionate share of the net income of Austral Refrigeration Pty Limited for the 12 months ended December 31, 1995. The amount is translated from Australian Dollars to U.S. Dollars at the average monthly exchange rate of
          1.35 Australian Dollars to one U.S. Dollar for the year ended December 31, 1995. The reported amount is net of $308 of goodwill amortization recorded to amortize the difference between the cost of the investment and Kysor's proportionate share of the net equity of Austral Refrigeration Pty Limited at the date of the investment over a period of 40 years.

     C. Reflects interest expense resulting from the additional indebtedness incurred to facilitate the transaction. The transaction was financed through Kysor's revolving credit facility with interest at .5% over LIBOR, or 5.6% at the date of the transaction.

     D. Reflects the estimated income tax benefit that would result from the additional interest expense recorded in pro forma adjustment "C" assuming a 40% marginal tax rate.


                               EXHIBIT INDEX

        EXHIBIT NO.                             DOCUMENT

               2.1 Share Purchase Agreement between Lobike Pty Ltd; Locana Pty Ltd; Lofiva Pty Ltd; Logela Pty Ltd; David James McIntosh; John Ralph Rogan; Kenneth John Moon; Leslie Owen Miller; and Kysor Industrial Corporation, dated December 16, 1995. Here incorporated by reference to the Registrant's Current Report on Form 8-K dated February 29, 1996.

               2.2 Shareholders Agreement between Lobike Pty Ltd; Locana Pty Ltd; Lofiva Pty Ltd; Logela Pty Ltd; Refrigeration Investment (MBO) Limited; Kysor Industrial Corporation; Hill Young & Associates Limited; T & M Lawrence Nominees Pty Ltd; David James McIntosh; John Ralph Rogan; Kenneth John Moon; Leslie Owen Miller; Terry John Lawrence; and Austral Refrigeration Pty Ltd, dated February 14, 1996. Here incorporated by reference to the Registrant's Current Report on Form 8-K dated February 29, 1996.